UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2018

First Commonwealth Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-11138	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Philadelphia Street, Indiana, PA	15701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01. Changes in Registrant's Certifying Accountant.

The Audit Committee (the "Committee") of the Board of Directors of First Commonwealth Financial Corporation (the "Company") recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm. As a result of this process, on August 15, 2018 the Committee approved the appointment of Ernst & Young LLP ("EY") as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, subject to completion by EY of its standard client acceptance procedures and execution of an engagement letter. KPMG LLP ("KPMG") served as the Company’s independent registered public accounting firm for the years ended December 31, 2017 and 2016, and has been engaged to serve for the year ending December 31, 2018.
The reports of KPMG on the Company’s consolidated financial statements for the years ended December 31, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2017 and 2016, and in the subsequent period through August 15, 2018, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in their report. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission ("SEC") occurred during the fiscal years ended December 31, 2017 or 2016 or through August 15, 2018.
The Company requested KPMG to furnish it with a letter addressed to the SEC stating whether KPMG agrees with the above statements. A copy of KPMG’s letter, dated August 17, 2018, is attached as Exhibit 16.1 to this Form 8-K.
During the fiscal years ended December 31, 2017 and 2016 and through the appointment of EY on August 15, 2018 for purposes of the 2019 audit, neither the Company nor anyone acting on its behalf consulted EY regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement with KPMG on accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter in their report, or a “reportable event” as described in Item 304 (a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits

16.1	Letter to the Securities and Exchange Commission from KPMG LLP dated August 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2018

FIRST COMMONWEALTH FINANCIAL CORPORATION

By:	/s/ James R. Reske
Name:	James R. Reske
Title:	Executive Vice President, Chief Financial Officer and Treasurer